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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LEAP THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Leap Therapeutics, Inc.
47 Thorndike Street, Suite B1-1
Cambridge, MA 02141

                        , 2017

Dear Fellow Stockholders:

        You are cordially invited to attend a special meeting (the "Special Meeting") of the stockholders of Leap Therapeutics, Inc. (the "Company," "Leap," or "we"), which will be held at Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 on January 12, 2018, at 11 a.m. local time.

        On November 14, 2017, we entered into purchase agreements (each, a "Purchase Agreement", and collectively, the "Purchase Agreements") with certain existing and new institutional accredited Purchasers (collectively, the "Purchasers"). Each of the Purchase Agreements was on terms and conditions substantially similar to each other Purchase Agreement and pursuant to such Purchase Agreements, we, in a private placement, agreed to issue and sell to the Purchasers an aggregate of 2,958,094 shares (the "Shares") of unregistered common stock of the Company, par value $0.001 per share (the "Common Stock"), at a price per share of $6.085, each share issued with a warrant (each, a "Warrant", and collectively, the "Warrants") to purchase one share of Common Stock (the "Warrant Shares") at an exercise price of $6.085 (the "Exercise Price") with an exercise period expiring seven years after closing (the "Term"), for gross proceeds of approximately $18.0 million (the "Private Placement"). If all of the Warrants are exercised in cash at the Exercise Price during the Term, we will receive proceeds of approximately $18.0 million and will issue an aggregate of 2,958,094 Warrant Shares. This Private Placement has improved our cash position which has allowed us to continue development of our two clinical programs, DKN-01 and TRX518.

        Our board of directors has called this special meeting, among other purposes, to ask our stockholders to consider, vote upon and approve a proposal (the "Anti-Dilution Approval Proposal") to approve, as a term of the Warrants, full ratchet anti-dilution protection.

        Contemporaneously with the execution and delivery of the Purchase Agreements, as a condition and inducement to the Purchasers' willingness to enter into the Purchase Agreements, the Company and certain stockholders of the Company (the "Voting Agreement Stockholders") collectively holding a majority of the Company's outstanding Common Stock executed and delivered a voting agreements (the "Voting Agreement"), pursuant to which each Voting Agreement Stockholder agreed to (i) appear at the Special Meeting or otherwise cause the shares of Common Stock outstanding and beneficially owned by such stockholder to be counted as present thereat for purposes of calculating a quorum at the Special Meeting, and (ii) vote, or cause to be voted, all of the shares of Common Stock outstanding and beneficially owned by such stockholder (a) in favor of the Anti-Dilution Approval Proposal at the Special Meeting and (b) against the approval or adoption of any proposal made in opposition to, or in competition with, the Anti-Dilution Approval Proposal, and against any other action that is intended, or could reasonably be expected, to otherwise materially impede, interfere with, delay, postpone, discourage or adversely affect the adoption of the Anti-Dilution Approval Proposal.

        The accompanying proxy statement provides you with detailed information about the Special Meeting and the Anti-Dilution Approval Proposal to be voted on at the Special Meeting. We encourage you to read carefully the entire proxy statement. You also may obtain additional information about the Company and the Private Placement from documents we have filed with the Securities and

Exchange Commission, including the form of Purchase Agreement, the form of Warrant and the Voting Agreement.

        The Anti-Dilution Approval Proposal must be approved by a majority of the voting power of our outstanding shares of Common Stock present in person or by proxy at the Special Meeting. Our board of directors unanimously recommends that stockholders vote in favor of the Anti-Dilution Approval Proposal.

        Only stockholders of record at the close of business on December 8, 2017 are entitled to notice of, and to vote at, the Special Meeting, including any postponement thereof with respect to the Anti-Dilution Approval Proposal. The Company has already entered into a Voting Agreement with current stockholders that collectively hold a majority of the Shares of our outstanding shares of Common Stock to vote in favor of the Anti-Dilution Approval Proposal.

        Your vote is very important regardless of the number of shares of Common Stock that you own.    Whether or not you expect to attend the Special Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the Special Meeting. Returning the proxy does not deprive you of your right to attend the Special Meeting and to vote your shares in person.

        Thank you for your cooperation and continued support.

Sincerely,
Christopher K. Mirabelli, Ph.D. Chief Executive Officer, President and Chairman , 2017

Leap Therapeutics, Inc.
47 Thorndike Street, Suite B1-1
Cambridge, MA 02141

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on January 12, 2017

        To the Stockholders of Leap Therapeutics, Inc.:

        NOTICE IS HEREBY GIVEN that a special meeting (the "Special Meeting") of the stockholders of Leap Therapeutics, Inc., a Delaware corporation (the "Company," "Leap," or "we"), will be held at Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 on January 12, 2018, at 11 a.m. local time for the following purpose:

  •
  Approval of Full Ratchet Anti-Dilution Protection Included in Warrants.  To consider and vote upon a proposal, which we refer to as the "Anti-Dilution Approval Proposal," to approve the full ratchet anti-dilution protection provisions included in the Warrants issued in connection with the Company's entry into purchase agreements (each, a "Purchase Agreement", and collectively, the "Purchase Agreements") on November 14, 2017 with certain existing and new institutional accredited Purchasers (collectively, the "Purchasers") pursuant to which the Company, agreed to issue and sell to the Purchasers an aggregate of 2,958,094 shares (the "Shares") of unregistered common stock of the Company, par value $0.001 per share (the "Common Stock"), at a price per share of $6.085, each share issued with a warrant (each, a "Warrant", and collectively, the "Warrants") to purchase one share of Common Stock (the "Warrant Shares") at an exercise price of $6.085 (the "Exercise Price") with an exercise period expiring seven years after closing (the "Term"), for gross proceeds of approximately $18.0 million (the "Private Placement").

        The Company and certain stockholders of the Company collectively holding a majority of the Shares of the Company's outstanding Common Stock executed and delivered a voting agreement pursuant to which the stockholders agreed to (i) appear at the Special Meeting or otherwise cause the shares of Common Stock outstanding and beneficially owned by such stockholder to be counted as present thereat for purposes of calculating a quorum at the Special Meeting, and (ii) vote, or cause to be voted, all of the shares of Common Stock outstanding and beneficially owned by such stockholder (a) in favor of the Anti-Dilution Approval Proposal at the Special Meeting and (b) against the approval or adoption of any proposal made in opposition to, or in competition with, the Anti-Dilution Approval Proposal, and against any other action that is intended, or could reasonably be expected, to otherwise materially impede, interfere with, delay, postpone, discourage or adversely affect the adoption of the Anti-Dilution Approval Proposal.

        The Company's Board unanimously recommends that the stockholders vote "FOR" the Anti-Dilution Approval Proposal.

        The Board has fixed the close of business on December 8, 2017 as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting. Therefore, each outstanding share of Common Stock (listed on The NASDAQ Global Market under the symbol "LPTX") entitles the holder of record of such shares at the close of business on December 8, 2017 to receive notice of, and to vote at, the Special Meeting or postponement of the Special Meeting.

        The accompanying proxy is solicited by the Board of Directors of the Company and the accompanying proxy statement provides a detailed description of the Anti-Dilution Approval Proposal. We urge you to read the accompanying proxy statement, including any annexes, and the other reports and accompanying exhibits that we have filed with the Securities and Exchange Commission relating to the Private Placement and which are incorporated into the proxy statement by reference.

        All stockholders as of the record date, or their duly appointed proxies, may attend the Special Meeting. If you attend, you will be asked to present valid picture identification such as a driver's license or passport. If your Common Stock is held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and this proxy statement is being forwarded to you by your broker or nominee. As a result, your name does not appear on our list of stockholders. If your Common Stock is held in street name, in addition to picture identification, you should bring with you a letter or account statement showing that you were the beneficial owner of the shares on the record date, in order to be admitted to the Special Meeting. A list of stockholders entitled to vote at the meeting will be available for examination by stockholders at the time and place of the meeting and, during ordinary business hours, for a period of ten days prior to the Special Meeting at the Company's principal place of business at 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141.

        Enclosed are our proxy statement and a proxy card. Your vote is very important. Whether or not you expect to attend the Special Meeting, we urge you to vote your shares by internet, telephone, or by signing, dating and returning the proxy card included in these materials as promptly as possible to ensure your representation at the Special Meeting. If you choose to attend the Special Meeting, you may still vote your shares in person, even if you have previously voted or returned your proxy by any of the methods described in our proxy statement. If your shares are held in street name in a bank or brokerage account, please refer to the materials provided by your bank, broker or other nominee for voting instructions.

        All stockholders are extended a cordial invitation to attend the Special Meeting.

By Order of the Board of Directors,
Christopher K. Mirabelli, Ph.D. Chief Executive Officer, President and Chairman Cambridge, Massachusetts , 2017

SPECIAL NOTE ABOUT FORWARD-LOOKING STATEMENTS

        This proxy statement includes estimates, projections and statements relating to our business plans and objectives that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. The events described in forward-looking statements contained in this proxy statement and documents incorporated herein by reference may not occur. Generally, these statements relate to our business plans or strategies, projected or anticipated benefits or other consequences of our plans or strategies, financing plans, projected or anticipated benefits from acquisitions that we may make, or projections involving anticipated revenues, earnings or other aspects of our operating results or financial position, and the outcome of any contingencies. Any such forward-looking statements are based on current expectations, estimates and projections of management. We intend for these forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements. Words such as "may," "expect," "believe," "anticipate," "project," "plan," "intend," "estimate," and "continue," and their opposites and similar expressions are intended to identify forward-looking statements. We caution you that these statements are not guarantees of future performance or events and are subject to a number of uncertainties, risks and other influences.

        Forward looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward looking statements. We believe that these factors include, but are not limited to, the following: our ability and plan to develop and commercialize DKN-01 and TRX518; the status, timing and results of preclinical studies and clinical trials; the potential benefits of DKN-01 and TRX518; the timing of our product candidate development programs; our ability to obtain and maintain regulatory approval of our product candidates; our estimates of expenses and future revenues and profitability; our estimates regarding our capital requirements and our needs for additional financing; our estimates of the size of the potential markets for DKN-01 and TRX518; our ability to attract collaborators with acceptable development, regulatory and commercial expertise; the benefits to be derived from any collaborations, license agreements, and other acquisition efforts, including those relating to the development and commercialization of DKN-01 and TRX518; sources of revenues and anticipated revenues, including contributions from any collaborations or license agreements for the development and commercialization of products; our ability to create an effective sales and marketing infrastructure if we elect to market and sell DKN-01 and TRX518 directly; the rate and degree of market acceptance of DKN-01 and TRX518; the timing and amount of reimbursement for DKN-01 and TRX518; the success of other competing therapies that may become available; the manufacturing capacity for DKN-01 and TRX518; our intellectual property position; our ability to maintain and protect our intellectual property rights; our results of operations, financial condition, liquidity, prospects, growth and strategies; and changes in the industry in which we operate and the trends that effect the industry.

        Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in "Risk Factors" and "Management's Discussion and Analysis" sections of our annual report on Form 10-K for the year ended December 31, 2016 and in our updates to those risk factors in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Except as otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise.

        DKN-01 and TRX518 are investigational drugs undergoing clinical development and have not been approved by the U.S. Food and Drug Administration (the "FDA"), nor been submitted to the FDA for approval. DKN-01 and TRX518 have not been, and may never be, approved by any regulatory agency or marketed anywhere in the world. Statements contained in this proxy statement should not be deemed to be promotional.

        NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Leap Therapeutics, Inc.
47 Thorndike Street, Suite B1-1
Cambridge, MA 02141

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

To be Held On January 12, 2017, at 11 a.m. Local Time
At the Offices of Morgan, Lewis & Bockius LLP,
At One Federal Street, Boston, Massachusetts 02110

GENERAL INFORMATION

Why am I receiving these materials?

        Leap Therapeutics, Inc. (the "Company", "we" or "Leap") is sending these materials to its stockholders to help them decide how to vote their shares of Common Stock with respect to the Anti-Dilution Approval Proposal to be considered at the special meeting of the Company's stockholders to be held on January 12, 2018, which we refer to as the "Special Meeting," and you should read them carefully.

        The main proposal to be voted on at the Special Meeting is:

  •
  The "Anti-Dilution Approval Proposal," to approve the full ratchet anti-dilution protection provisions included in the Warrants issued in connection with the Company's entry into purchase agreements (each, a "Purchase Agreement", and collectively, the "Purchase Agreements") on November 14, 2017 with certain existing and new institutional accredited Purchasers (collectively, the "Purchasers") pursuant to which the Company, agreed to issue and sell to the Purchasers an aggregate of 2,958,094 shares (the "Shares") of unregistered common stock of the Company, par value $0.001 per share (the "Common Stock"), at a price per share of $6.085, each share issued with a warrant (each, a "Warrant", and collectively, the "Warrants") to purchase one share of Common Stock (the "Warrant Shares") at an exercise price of $6.085 (the "Exercise Price") with an exercise period expiring seven years after closing (the "Term"), for gross proceeds of approximately $18.0 million (the "Private Placement").

        As described below, the Company and certain stockholders of the Company collectively holding a majority of the shares of the Company's outstanding Common Stock executed and delivered a voting agreement pursuant to which such stockholders agreed to vote in favor of the Anti-Dilution Approval Proposal.

        Holders of the Common Stock will not be entitled to appraisal, dissenters' or similar rights in connection with this proposal.

When are this proxy statement and the accompanying material scheduled to be sent to stockholders?

        This proxy statement and accompanying proxy card, or for shares held in street name (held for your account by a broker or other nominee), voting instruction form, are scheduled to be first sent to stockholders beginning on or about December 20, 2017.

Why did we enter into the Purchase Agreements?

        We entered into the Purchase Agreements after our board of directors (the "Board") evaluated our available capital, our projected capital needs for the ongoing clinical development of our two clinical programs, DKN-01 and TRX518, and the conditions of the economy in general and the biopharmaceutical industry in particular. After this analysis, the Board determined that we should raise additional capital. After exploring and considering a broad range of potential financing alternatives, the

Board determined that the financing as contemplated by the Purchase Agreements would enable us to raise capital on terms favorable to us and was otherwise in the best interests of the Company and our stockholders.

When is the record date for the Special Meeting?

        The Board has fixed the record date for the Special Meeting as of the close of business on December 8, 2017.

How many votes can be cast by all stockholders?

        A total of 12,354,014 shares of Common Stock of Leap were outstanding on December 8, 2017 and are entitled to be voted at the Special Meeting. Each share of Common Stock is entitled to one vote on each matter presented at the Special Meeting. There is no cumulative voting.

        Although the Warrants issued in connection with the Private Placement are currently exercisable, none of the Warrant Shares are entitled to be voted at the Special Meeting.

Have any voting agreements been entered into?

        Yes. Contemporaneously with the execution and delivery of the Purchase Agreements, as a condition and inducement to the Purchasers' willingness to enter into the Purchase Agreement, the Company and certain stockholders of the Company collectively holding a majority of the shares of the Company's outstanding Common Stock, both before and after the closing of the Private Placement, executed and delivered voting agreements pursuant to which the stockholders agreed to (i) appear at the Special Meeting or otherwise cause the shares of Common Stock outstanding and beneficially owned by such stockholder to be counted as present thereat for purposes of calculating a quorum at the Special Meeting, and (ii) vote, or cause to be voted, all of the shares of Common Stock outstanding and beneficially owned by such stockholder (a) in favor of the Anti-Dilution Approval Proposal at the Special Meeting and (b) against the approval or adoption of any proposal made in opposition to, or in competition with, the Anti-Dilution Approval Proposal, and against any other action that is intended, or could reasonably be expected, to otherwise materially impede, interfere with, delay, postpone, discourage or adversely affect the approval of the Anti-Dilution Approval Proposal.

How do I vote?

        If you are a stockholder of record and your shares of Common Stock are registered directly in your name, you may vote:

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  By Internet.  You may vote by proxy via the internet at www.cstproxyvote.com by following the instructions at such site. You must have the control number that is included on the proxy card when voting.

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  By Telephone.  If you live in the United States or Canada, you may vote by proxy by calling toll-free at 1-866-894-0536 and by following the instructions provided by prompt. You must have the control number that is included on the proxy card when voting.

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  By Mail or E-mail.  Complete and mail your proxy card in the postage prepaid envelope you receive, and return the proxy card to Continental Stock Transfer & Trust Co., 1 State Street, Floor 30, New York City, N.Y. 10275-0741, proxy@continentalstock.com, Fax 212-509-5152. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not otherwise specify how you want your shares voted, they will be voted "FOR" the approval of the Anti-Dilution Approval Proposal, and will be voted according to the discretion of the proxy holder named in the proxy card upon any other business that may properly be brought before the Special Meeting and at all postponements thereof.

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  In Person at the Special Meeting.  If you attend the Special Meeting, you must bring a form of personal picture identification with you. You may deliver your completed proxy card in person, or you may vote by completing a ballot, which will be available at Special Meeting.

        If your shares of Common Stock are held in street name (held for your account by a broker or other nominee), you may vote:

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  By Internet or by Telephone.  You will receive instructions from your broker or other nominee if you are permitted to vote by internet or telephone.

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  By Mail.  You will receive instructions from your broker or other nominee explaining how to vote your shares.

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  In Person at the Special Meeting.  If you attend the Special Meeting, in addition to picture identification, you should bring both an account statement or a letter from the record holder indicating that you owned the shares as of the record date, and contact the broker or other nominee who holds your shares to obtain a broker's proxy card and bring it with you to the Special Meeting.

What are the Board's recommendations on how to vote my shares?

        The Board unanimously recommends a vote:

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  Proposal 1:  "FOR" the approval of the Anti-Dilution Approval Proposal.

Who pays the cost for soliciting proxies?

        This proxy is solicited on behalf of the Board of Directors of Leap. Leap will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding Common Stock. Leap may solicit proxies by mail, personal interview, telephone or via the internet through its officers, directors and other management employees, who will receive no additional compensation for their services.

Can I change or revoke my vote?

        You may revoke your proxy at any time before it is voted by notifying Douglas E. Onsi, the Secretary of Leap, in writing delivered to the Company's principal executive offices, by returning a signed proxy with a later date, by transmitting a subsequent vote over the internet or by telephone prior to the close of the internet voting facility or the telephone voting facility, or by attending the Special Meeting and voting in person. If your shares of Common Stock are held in street name, you must contact your broker or nominee for instructions as to how to change or revoke your vote.

How is a quorum reached?

        The presence, in person or by proxy, of holders of at least a majority of the issued and outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting. Abstentions and "broker non-votes," if any, will be counted as present and entitled to vote for purposes of determining whether a quorum is present for the transaction of business at Special Meeting.

        "Broker non-votes" are shares represented at the Special Meeting held by brokers, bankers or other nominees (i.e., in "street name") and do not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Generally, brokerage firms may vote to ratify the selection of independent auditors and on other "discretionary" or "routine" items. In contrast, brokerage firms may not vote to elect directors, because those proposals are considered "non-discretionary" items. Accordingly, if you do not instruct your broker how to vote your shares on "non-discretionary" matters, your broker will not be permitted to vote your shares on these matters. This is a "broker non- vote."

        As discussed in more detail below, the Company and certain stockholders of the Company collectively holding a majority of the Company's outstanding Common Stock executed and delivered voting agreements pursuant to which the stockholders agreed to vote, or cause to be voted, all of the shares of Common Stock outstanding and beneficially owned by such stockholder in favor of the Anti-Dilution Approval Proposal at the Special Meeting

What vote is required to approve each item?

        Required Vote—Approval of the Anti-Dilution Approval Proposal (Proposal No. 1).    The affirmative vote of a majority of shares of our Common Stock, present in person or represented by proxy at the Special Meeting and entitled to vote, is required to approve the Anti-Dilution Approval Proposal. An abstention is treated as present and entitled to vote and, therefore, has the effect of a vote "against" approval of the Anti-Dilution Approval Proposal. However, as noted above and discussed further below, a voting agreement has previously been entered into with respect to the Anti-Dilution Approval Proposal.

        The Company and certain stockholders of the Company collectively holding a majority of the Company's outstanding Common Stock executed and delivered a voting agreement pursuant to which the stockholders agreed to vote, or cause to be voted, all of the shares of Common Stock outstanding and beneficially owned by such stockholder in favor of the Anti-Dilution Approval Proposal at the Special Meeting. If the Special Meeting is postponed for any purpose, at any subsequent reconvening of Special Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Special Meeting unless you withdraw or revoke your proxy.

What happens if I sell my shares after the record date but before the Special Meeting?

        If you transfer any of your shares of Common Stock after the record date but before the date of the Special Meeting, you will retain your right to vote at the Special Meeting.

Could other matters be decided at the Special Meeting?

        No business may be transacted at the Special Meeting except that referred to in the Notice of the Special Meeting, or in a supplemental notice given also in compliance with the provisions of the Company's Amended and Restated By-laws, or such other business as may be germane or supplementary to the business that is stated in the Notice of the Special Meeting or any supplemental notice. The Company does not know of any other matters that may be presented for action at the Special Meeting other than the Anti-Dilution Approval Proposal.

What happens if the Special Meeting is postponed?

        Your proxy may be voted at the postponed meeting. You will still be able to change your proxy until it is voted.

        The Company and certain stockholders of the Company collectively holding a majority of the shares of the Company's outstanding Common Stock executed and delivered a voting agreement pursuant to which the stockholders agreed to vote, or cause to be voted, all of the shares of Common Stock outstanding and beneficially owned by such stockholder in favor of the Anti-Dilution Approval Proposal at the Special Meeting.

What does it mean if I receive more than one proxy card or voting instruction form?

        It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

Where can I find directions to the Special Meeting?

        The Special Meeting will be held at Morgan, Lewis & Bockius LLP at One Federal Street, Boston, Massachusetts 02110-1726. Directions to Morgan, Lewis & Bockius LLP are provided below.

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  FROM POINTS NORTH:

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  From I-93 South and the Tobin Bridge, take Exit 23 (Purchase Street/South Station).

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  Upon exiting, proceed on Purchase Street and turn right onto Pearl Street.

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  Turn left onto Franklin Street.

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  Then turn right onto Federal Street.

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  The Parking Garage entrance is on the left at the corner of Federal and Milk Streets.

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  FROM POINTS SOUTH:

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  Take I-93 North to Exit 20 (Mass. Turnpike/South Station); stay in left lane.

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  While on this long ramp, follow the sign for South Station/Chinatown.

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  Continue straight; at the 4th traffic light, turn right onto Summer Street.

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  Take next left onto High Street.

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  Then take first left onto Federal Street.

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  The Parking Garage entrance is on the left at the corner of Federal and Milk Streets.

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  FROM POINTS WEST:

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  Take the Mass. Turnpike (I-90) to Exit 24-A (South Station), following signs for Atlantic Avenue.

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  At the 3rd traffic light, turn left onto Summer Street.

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  Continue on Summer Street through 2 traffic lights.

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  Turn right onto High Street.

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  Then take first left onto Federal Street.

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  The Parking Garage entrance is on the left at the corner of Federal and Milk Streets.

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  FROM LOGAN AIRPORT:

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  Follow the "exit" signs from the airport to the Summer Tunnel.

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  Stay in the left lane of the tunnel.

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  At the end of the tunnel, bear left and follow signs for Government Center.

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  Turn left onto Congress Street.

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  Follow Congress Street to Purchase Street.

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    Turn right onto Purchase Street.

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    Follow Purchase Street to Summer Street.

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    Turn right onto Summer Street

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    Turn right at the next set of lights (High Street).

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    On High Street, take first left onto Federal Street.

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    The Parking Garage entrance is on the left at the corner of Federal and Milk Streets.

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  FROM THE MBTA RED LINE, AMTRAK, AND COMMUTER RAIL (SOUTH STATION):

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  Coming out of South Station onto Sumer Street, cross Surface Road and walk straight onto Federal Street.

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  Continue on Federal Street, eventually crossing over Franklin Street. One Federal Street is on the left side of the street.

Where can I find the voting results of the Special Meeting?

        The preliminary voting results will be announced at the Special Meeting if known at that time, or otherwise will be disclosed on a Current Report on Form 8-K within four business days after the date of the Special Meeting. The final voting results will be disclosed on an amendment to the Current Report on Form 8-K within four business days after the final voting results are known. All reports the Company files with the SEC are publicly available when filed.

What are the implications of being an "emerging growth company?"

        We are an "emerging growth company" as that term is used in the Jumpstart Our Business Startups (JOBS) Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about Leap's executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering on January 23, 2017 (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our Common Stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Will a stockholder list be available for review?

        A complete list of registered stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder, for any purpose related to the meeting, for ten days prior to the meeting during ordinary business hours at our principal offices located at 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141, and throughout the Special Meeting.

Who should I call if I have any additional questions?

        If you hold your shares directly, please call Douglas E. Onsi, Secretary of the Company, at (617) 218-1116. If your shares of Common Stock are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

 Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be Held on January 12, 2018

        The Notice of Special Meeting of Stockholders, this proxy statement and the proxy card are available free of charge at http://www.cstproxy.com/leaptx/sm2018 or www.leaptx.com under "Investors" at "Financial Information."

PROPOSAL 1—THE ANTI-DILUTION APPROVAL PROPOSAL

Background of the Private Placement

        During 2017, our management and the Board continued to evaluate our available capital in view of general economic conditions and the conditions in the biopharmaceutical industry specifically, and in view of our efforts to develop, obtain regulatory approval for and commercialize our products. To address our capital needs, our management and the Board determined that it would be prudent to explore various alternatives to increase capital, including methods of generating capital through licensing, and the sale of debt or equity securities through a private placement, public offering or rights offering. After considering our financing alternatives and options in consultation with our financial advisors, our management proposed to the Board that we explore the feasibility of selling equity securities in a private placement and the Board authorized us to investigate this method of raising capital.

        In connection with the potential private placement, the Board appointed a special committee of independent directors to evaluate and approve the execution of a potential term sheet and engagement letter with Raymond James & Associates, Inc. ("Raymond James"). We initially executed a non-binding term sheet and an engagement letter with Raymond James, at the direction of such independent directors, on September 29, 2017, which called for the potential private placement of shares of our Common Stock.

        During the third and fourth quarters of 2017, Raymond James and Ladenburg Thallman (together, the "Placement Agents") approached potential investors regarding the potential private placement. We negotiated with such potential accredited Purchasers regarding the terms of the private placement and the specific amount each purchaser would be willing to invest. Throughout the negotiations, management reported to the Board and the independent directors.

        Following negotiations, the Board approved the Private Placement and all related agreements and transactions, which was completed on November 14, 2017, after the Board determined that the transaction was fair to, and in the best interest of the Company and its stockholders.

        During the process of these negotiations, both HealthCare Ventures IX, L.P. ("HCV") and Eli Lilly and Company ("Lilly"), each a more than 5% direct holder of our Common Stock, indicated their interest to participate in the private placement on the same terms and conditions as any other Purchaser. Three of our directors and executive officers are affiliated with HCV and its affiliates. As a result of the participation by HCV and Lilly, in addition to approval by the Board, (i) pursuant to our related party transaction policy, our Audit Committee met on November 14, 2017 and approved potential private placement as a potential related party transaction and (ii) pursuant to our Third Amended and Restated Certificate of Incorporation filed connection with our merger with Macrocure Ltd. ("Macrocure") in January 2017, the Board appointed a special committee (the "Financing Committee") consisting of Nissim Mashiach, a former director of Macrocure, and Thomas Dietz, an independent director, each of whom had no conflicting interest in the potential private placement, and the Financing Committee met on November 14, 2017 and approved the potential private placement as an interested party financing. Each member of the Board, the Audit Committee and the Financing Committee reviewed the drafts of the Purchase Agreements, the Warrants, and the related transaction documents and approved the execution of Purchase Agreements and the Warrants, each in substantially the form presented to the financing committee, and the transactions contemplated by the Purchase Agreements and the Warrants.

        In light of such approval, on November 14, 2017, we entered into the Purchase Agreements with a syndicate of current and new purchasers (the "Purchasers"), pursuant to which we agreed to issue and sell to the Purchasers an aggregate of 2,958,094 shares (the "Shares") of unregistered Common Stock, at a price per share of $6.085 (the "Shares"), each share issued with a warrant (the "Warrants") to purchase one share of Common Stock (the "Warrant Shares") at an exercise price of $6.085 (the "Exercise Price") with an exercise period expiring seven years after closing (the "Term"), for gross proceeds of approximately $18.0 million (the "Private Placement"). The Private Placement closed on November 14, 2017. If all of the Warrants are exercised in cash at the Exercise Price during the Term, the Company will receive proceeds of approximately $18.0 million and will issue an aggregate of 2,958,094 Warrant Shares.

        As a result of our negotiations with the Purchasers and as an inducement to entering into the Purchase Agreements and participating in the Private Placement, we agreed to seek stockholder approval to include full "ratchet" anti-dilution protection provisions in each Warrant. See "Warrants" below for additional information.

        The Shares and the Warrants were not registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The Company plans to, pursuant to the terms of the Purchase Agreements, register the resale of the Shares and the Warrant Shares pursuant to a registration statement filed with the SEC. Until such time as the SEC has declared a registration statement registering the resale of the Shares and the Warrant Shares effective or until such other time as the Purchasers may sell pursuant to Rule 144 promulgated under the Securities Act or an exemption from registration under the Securities Act is available, the Shares, the Warrants and the Warrant Shares will not be freely tradable.

Our Board unanimously recommends that our stockholders vote FOR the Anti-Dilution
Approval Proposal.

Reasons for the Private Placement and Use of Proceeds

        We believe that the proceeds that we received from the Private Placement and may receive in connection with the exercise of the Warrants will improve our capital position and provide financing for future growth. We anticipate that the Company will use the proceeds from the Private Placement and any future exercise of the Warrants for general corporate purposes, including working capital, sales and marketing activities, general and administrative matters, and capital expenditures, to complete the clinical development of our two clinical programs, DKN-01 and TRX518, and to pay all legal and other fees, costs and expenses related to and in connection with the transactions contemplated by the Purchase Agreements, Warrants and other related transaction documents.

Summary of the Purchase Agreements

        This description is a summary of the material terms of the Purchase Agreements entered into with the Purchasers and does not purport to be a complete description of all of the terms of such agreements. You can find the form of Purchase Agreement, and further information about the financing in the Current Report on Form 8-K that we filed with the Securities and Exchange Commission (the "SEC") on November 17, 2017. For more information about accessing the Current Report on Form 8-K and the other information we have filed or file with the SEC, see "Where You Can Find More Information" below.

        As described above, on November 14, 2017, we entered into the Purchase Agreements with a syndicate of current and new Purchasers, pursuant to which we agreed to issue and sell to the Purchasers an aggregate of 2,958,094 shares of unregistered Common Stock, at a price per share of $6.085, each share issued with a Warrant to purchase one share of Common Stock at an exercise price of $6.085 with an exercise period expiring seven years after closing, for gross proceeds of approximately $18.0 million. If all of the Warrants are exercised in cash at the Exercise Price during the Term, the Company will receive proceeds of approximately $18.0 million and will issue an aggregate of 2,958,094 Warrant Shares.

        In the Purchase Agreements, we made customary representations and warranties to the Purchasers relating to the Company, our business and the issuance of the securities at the closing. The representations and warranties of the respective parties to the Purchase Agreements will survive the closing of the Private Placement. Consummation of the Private Placement was subject to customary closing conditions, including the minimum gross proceeds received by the Company from the sale of the Shares to all Purchasers at the closing of the Transaction equal to no less than $18.0 million. We also agreed to indemnify the Purchasers for certain breaches of our representations and warranties in certain circumstances.

        In addition, pursuant to the Purchase Agreements, the Purchasers are entitled to certain shelf and "piggyback" registration rights with respect to the Shares and the Warrant Shares, subject to the limitations set forth in the Purchase Agreements. Pursuant to the terms of the Purchase Agreements, we are obligated to prepare and file with the SEC a registration statement (the "Registration Statement") to register for resale the Shares and the Warrant Shares on or prior to the date 30 days following the closing of the Private Placement, and use our best commercially reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause the SEC to declare the Registration Statement effective within 60 days following the closing of the Private Placement or, if the Registration Statement is selected for review by the SEC, within 90 days following the closing of the Private Placement. If, despite the Company's use of best commercially reasonable efforts, the Company is not permitted to include all such Registrable Securities in such Registration Statement, the we will be obligated to file a registration statement covering the portion of Registrable Securities permitted to be registered, notify the Purchasers of the number of Registrable Securities excluded from such registration statement, and, as soon as practicable thereafter, file an additional registration statement covering the resale of such excluded Registrable Securities. Until such time as the SEC has declared a registration statement registering the resale of the Shares and the Warrant Shares effective or until such other time as the Purchasers may sell pursuant to Rule 144 promulgated under the Securities Act or an exemption from registration under the Securities Act is available, the Shares, the Warrants and the Warrant Shares will not be freely tradable.

        Pursuant to the Purchase Agreements, we agreed to call a special meeting of our stockholders, at the earliest practicable date following execution of the Purchase Agreements, and in no event later than 90 days following the execution of the Purchase Agreements, to consider, vote upon and approve a proposal to approve the full-ratchet anti-dilution features of the Warrants, as further described below in "Warrants".

The Warrants

        The Warrants entitle the holders thereof to purchase up to an aggregate of 2,958,094 shares of the Company's Common Stock for a period of seven years at a current exercise price of $6.085 per share. The Warrants provide for exercises for cash as well as for cashless exercises under certain conditions.

        The Warrants require payments to be made by the Company for failure to deliver the shares of Common Stock issuable upon exercise. It also contains similar limitations on exercise, including the limitation that the Purchaser may not, at the Purchaser's election, own in excess of 4.99% of the Company's outstanding shares of Common Stock (subject to an increase, at the option of the Purchaser, of up to 9.99%) or 9.99% of the Company's outstanding shares of common stock.

        The exercise price of the Warrants and the number of shares issuable upon exercise of the Warrants are subject to adjustments for stock splits, combinations or similar events. Moreover, except in the case of issuances of certain excluded securities, the Warrants are subject to "ratchet" anti-dilution in the event the Company issues additional common stock, options or common stock equivalents at a price per share less than the exercise price in effect. If the Company issues common stock, options or common stock equivalents at a price less than the exercise price of the warrants, subject to certain customary exceptions, the exercise price of the warrants is reduced to that lower price. Therefore, the "ratchet" anti-dilution provision in the warrants may result in the downward adjustment of the exercise price of the warrants. This anti-dilution provision of the Warrants will not be effective until stockholder approval is obtained. If the Company obtains stockholder approval of the Anti-Dilution Approval Proposal, the Warrants' exercise price may be adjusted upon a dilutive issuance. No other provisions of the Warrants will be affected by the stockholder vote to approve the Anti-Dilution Approval Proposal.

        If the Company issues options, convertible securities, warrants, stock, or similar securities pro-rata to holders of its Common Stock, the Purchasers shall have the right to acquire the same as if it had exercised the Warrants.

Summary of the Voting Agreement in Connection with the Anti-Dilution Approval Proposal

        This description is a summary of the material terms of the Voting Agreement and does not purport to be a complete description of all of the terms of such agreement. You can find the Voting Agreement and further information about the Private Placement in the Current Report on Form 8-K that we filed with the SEC on November 17, 2017.

        Contemporaneously with the execution and delivery of the Purchase Agreements, as a condition and inducement to the Purchasers' willingness to enter into the Purchase Agreements, the Company and certain stockholders of the Company collectively holding a majority of the Company's outstanding Common Stock executed and delivered a voting agreement pursuant to which the stockholders agreed to (i) appear at the Special Meeting or otherwise cause the shares of Common Stock outstanding and beneficially owned by such stockholder to be counted as present thereat for purposes of calculating a quorum at the Special Meeting, and (ii) vote, or cause to be voted, all of the shares of Common Stock outstanding and beneficially owned by such stockholder (a) in favor of the Anti-Dilution Approval Proposal at the Special Meeting and (b) against the approval or adoption of any proposal made in opposition to, or in competition with, the Anti-Dilution Approval Proposal, and against any other action that is intended, or could reasonably be expected, to otherwise materially impede, interfere with, delay, postpone, discourage or adversely affect the approval of the Anti-Dilution Approval Proposal.

        The following table summarizes the Common Stock held by the Voting Agreement Stockholders as of November 14, 2017, based on 9,395,920 shares of Common Stock outstanding as of November 14, 2017, immediately prior to the consummation of the Private Placement:

Name of Voting Agreement Stockholder(s)	Number of shares of Common Stock Beneficially Owned	Percentage of Shares Outstanding
HealthCare Ventures VIII, L.P.	2,618,406	27.9%
HealthCare Ventures IX, L.P.	2,515,607	26.8%
HealthCare Ventures Strategic Fund, L.P.	343,889	3.7%

        The summaries above, together with the section entitled "General Information" summarizes certain information relating to the Private Placement, but does not contain all of the information that is important to you. For a more complete understanding of the matters to be considered at the Special Meeting, you should read carefully this entire proxy statement and the complete copies of the form of Purchase Agreement, the Voting Agreement, the Placement Agency Agreement and the form of Warrant that are attached to the Current Report on Form 8-K that we filed with the SEC on November 17, 2017 and which are incorporated herein by reference. The form of Warrant is also appended to this proxy statement as Appendix A.

Placement Agents

        Raymond James & Associates, Inc. and Ladenburg Thalmann & Co. Inc. acted as the placement agents (the "Placement Agents") for the Private Placement pursuant to an agreement with us dated as of November 14, 2017 (the "Placement Agent Agreement"). Pursuant to the Placement Agency Agreement, we agreed to pay the Placement Agents a fee equal to 2.2% of the aggregate gross proceeds from the Private Placement plus the reimbursement of certain expenses.

Interests of Certain Parties in the Transaction

        HealthCare Ventures IX, L.P. and Eli Lilly and Company, each a more than 5% direct holder of our Common Stock prior to the closing of the Private Placement, purchased Common Stock and Warrants pursuant to a Purchase Agreement in the Private Placement. Each of HealthCare Ventures IX, L.P. and Eli Lilly and Company agreed to purchase the Common Stock and Warrants on the same terms and conditions as the other Purchasers.

        Christopher K. Mirabelli, our Chief Executive Officer, Douglas E. Onsi, our Chief Financial Officer, General Counsel, Treasurer and Secretary, and Augustine Lawlor, our Chief Operating Officer (collectively, the "HCVIX Directors") are the Managing Directors of HealthCare Partners IX, LLC ("HCPIX LLC"), which is the General Partner of HealthCare Partners IX, L.P. ("HCPIX"). HCPIX is the General Partner of HealthCare Ventures IX, L.P. Each of the HCVIX Directors, HCPIX LLC and HCPIX indirectly beneficially own and share voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P.

Why We Need Stockholder Approval and Effect of Stockholder Approval or Disapproval of the Anti-Dilution Approval Proposal

        Our Common Stock is traded on The NASDAQ Global Market under the symbol "LPTX." Because our Common Stock is listed on The NASDAQ Global Market, we are subject to NASDAQ's rules and regulations. NASDAQ Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of Common Stock or 20% or more of the voting power outstanding before the issuance; or the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable our Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

        As of November 14, 2017, there were 9,395,920 shares of Common Stock outstanding. In connection with the Private Placement we issued an aggregate of 2,958,094 shares of unregistered Common Stock, at a price per share of $6.085 (the "Shares"), each share issued with a Warrant to purchase one share of Common Stock at an exercise price of $6.085 with an exercise period expiring seven years after closing, for gross proceeds of approximately $18.0 million. If all of the Warrants are exercised in cash at the Exercise Price during the Term, the Company will receive proceeds of approximately $18.0 million and will issue an aggregate of 2,958,094 Warrant Shares.

        The "ratchet" anti-dilution feature of the Warrants is contingent upon receipt of stockholder approval. The "ratchet" anti-dilution provisions of the Warrant will not apply if stockholder approval is not obtained. Without the "ratchet" anti-dilution feature, the Private Placement meets the criteria of NASDAQ Listing Rule 5635(d) such that the terms of the Private Placement did not require stockholder approval.

        The Company is seeking stockholder approval under Nasdaq Rule 5635(d) since the anti-dilution provision of the Warrants may reduce the $6.085 per share exercise price of the warrant and result in the issuance of shares at less than the greater of market price or book value per share.

Required Vote

        Approval of the Anti-Dilution Approval Proposal requires that the majority of shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the Anti-Dilution Approval Proposal vote for approval. Abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote against the Anti-Dilution Approval Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE ANTI-DILUTION APPROVAL PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of December 6, 2017 (unless otherwise specified), with respect to the beneficial ownership of our Common Stock by each person who is known to own beneficially more than 5% of the outstanding shares of our Common Stock, each person currently serving as a director, each named executive officer, and all directors and executive officers as a group.

        We have determined beneficial ownership in accordance with the SEC's rules. Shares of our Common Stock subject to options or other rights to purchase which are now exercisable or are exercisable within 60 days after December 6, 2017, are to be considered outstanding for purposes of computing the percentage ownership of the persons holding these options or other rights, but are not to be considered outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to any applicable community property laws.

        As of December 6, 2017, there were 12,354,014 shares of our Common Stock outstanding. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Leap Therapeutics, Inc., 47 Thorndike Street, Suite B1-1, Cambridge, MA 02141.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership (%)
5% or Greater Stockholders:
HealthCare Ventures, and affiliates(1)	7,593,440	56.6
Eli Lilly and Company(2)	2,301,000	17.5
Lilly Corporate Center Indianapolis, IN 46285
Directors and Named Executive Officers
Christopher K. Mirabelli, Ph.D.(3)	7,703,541	57.0
Chief Executive Officer, President and Chairman
Douglas E. Onsi(4)	5,085,135	37.6
Chief Financial Officer, General Counsel, Treasurer and Secretary
Augustine Lawlor(5)	7,703,541	57.0
Chief Operating Officer
James Cavanaugh, Ph.D.(6)	2,634,406	21.3
Director
Thomas Dietz, Ph.D.(7)	16,000	*
Director
William Li, MD(8)	5,000	*
Director
John Littlechild, Ph.D.(9)	2,634,406	21.3
Director
Joseph Loscalzo, MD, Ph.D.(10)	16,000	*
Director
Nissim Mashiach(11)	188,241	1.5
Director
All Directors and Executive Officers as a Group (nine persons)(12)(13)	8,180,984	58.4

*
Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)
Includes (i) 2,618,406 shares of common stock held by HealthCare Ventures VIII, L.P., (ii) 4,631,145 shares of common stock held by HealthCare Ventures IX, L.P. (including 1,057,769 shares of common stock that may be acquired upon the exercise of warrants), and (iii) 343,889 shares of common stock held by HealthCare Ventures Strategic Fund, L.P. Christopher K. Mirabelli, James H. Cavanaugh, Ph.D., John W. Littlechild, Harold Werner and Augustine Lawlor (collectively, the "HCVVIII Directors") are the Managing Directors of HealthCare Ventures VIII, LLC ("HCPVIII LLC"), which is the General Partner of HealthCare Partners VIII, L.P. ("HCPVIII"), which is the General Partner of HealthCare Ventures VIII, L.P. Each of the HCVVIII Directors, HCPVIII LLC and HCPVIII beneficially own and share voting and dispositive power with respect to all of the securities owned by HealthCare Ventures VIII, L.P. and each disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Christopher K. Mirabelli, Douglas E. Onsi and Augustine Lawlor (collectively, the "HCVIX Directors") are the Managing Directors of HealthCare Ventures IX, LLC ("HCPIX LLC") which is the General Partner of HealthCare Partners IX, L.P. ("HCPIX"), which is the General Partner of HealthCare Ventures IX, L.P. Each of the HCVIX Directors, HCPIX LLC and HCPIX beneficially own and share voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and each disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Christopher K. Mirabelli, Douglas E. Onsi and Augustine Lawlor (collectively, the "HCSP Directors") are the Managing Directors of HealthCare Strategic Partners, LLC ("HCV Strategic LLC"), which is the General Partner of HealthCare Ventures Strategic Fund, L.P. Each of the HCSP Directors and HCV Strategic LLC beneficially own and share voting and dispositive power with respect to all of the securities owned by HCV Strategic Fund, L.P. and each disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities.

(2)
Includes 821,693 shares of common stock that may be acquired upon the exercise of warrants.

(3)
Includes (i) 2,618,406 shares of common stock held by HealthCare Ventures VIII, L.P., (ii) 4,631,145 shares of common stock held by HealthCare Ventures IX, L.P. (including 1,057,769 shares of common stock that may be acquired upon the exercise of warrants), (iii) 343,889 shares of common stock held by HealthCare Ventures Strategic Fund, L.P., and (iv) 110,101 shares of common stock subject to stock options that were exercisable as of December 6, 2017, or that will become exercisable within 60 days after that date. Christopher K. Mirabelli, is a Managing Director of HealthCare Ventures VIII, LLC ("HCPVIII LLC"), which is the General Partner of HealthCare Partners VIII, L.P. ("HCPVIII"), which is the General Partner of HealthCare Ventures VIII, L.P. Christopher K. Mirabelli shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures VIII, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Christopher K. Mirabelli is a Managing Director of HealthCare Partners IX, LLC ("HCPIX LLC") which is the General Partner of HealthCare Ventures IX, L.P. ("HCPIX"), which is the General Partner of HealthCare Ventures IX, L.P. Christopher K. Mirabelli beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Christopher K. Mirabelli is a Managing Director of HealthCare Strategic Partners, LLC ("HCV Strategic LLC"), which is the General Partner of HealthCare Ventures Strategic Fund, L.P. Christopher K. Mirabelli, Ph.D. beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HCV Strategic Fund, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities.

(4)
Includes (i) 4,631,145 shares of common stock held by HealthCare Ventures IX, L.P. (including 1,057,769 shares of common stock that may be acquired upon the exercise of warrants),

  (ii) 343,889 shares of common stock held by HealthCare Ventures Strategic Fund, L.P. and (iii) 110,101 shares of common stock subject to stock options that were exercisable as of December 6, 2017, or that will become exercisable within 60 days after that date. Douglas E. Onsi is a Managing Director of HealthCare Partners IX, LLC ("HCPIX LLC") which is the General Partner of HealthCare Ventures IX, L.P. ("HCPIX"), which is the General Partner of HealthCare Ventures IX, L.P. Douglas E. Onsi beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Douglas E. Onsi is a Managing Director of HealthCare Strategic Partners, LLC ("HCV Strategic LLC"), which is the General Partner of HealthCare Ventures Strategic Fund, L.P. Douglas E. Onsi beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HCV Strategic Fund, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities.

(5)
Includes (i) 2,618,406 shares of common stock held by HealthCare Ventures VIII, L.P., (ii) 4,631,145 shares of common stock held by HealthCare Ventures IX, L.P. (including 1,057,769 shares of common stock that may be acquired upon the exercise of warrants), (iii) 343,889 shares of common stock held by HealthCare Ventures Strategic Fund, L.P., and (iv) 110,101 shares of common stock subject to stock options that were exercisable as of December 6, 2017, or that will become exercisable within 60 days after that date. Augustine Lawlor is a Managing Director of HealthCare Ventures VIII, LLC ("HCPVIII LLC"), which is the General Partner of HealthCare Partners VIII, L.P. ("HCPVIII"), which is the General Partner of HealthCare Ventures VIII, L.P. Augustine Lawlor shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures VIII, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Augustine Lawlor is a Managing Director of HealthCare Ventures IX, LLC ("HCPIX LLC") which is the General Partner of HealthCare Partners IX, L.P. ("HCPIX"), which is the General Partner of HealthCare Ventures IX, L.P. Augustine Lawlor beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HealthCare Ventures IX, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities. Augustine Lawlor is a Managing Director of HealthCare Strategic Partners, LLC ("HCV Strategic LLC"), which is the General Partner of HealthCare Ventures Strategic Fund, L.P. Augustine Lawlor beneficially owns and shares voting and dispositive power with respect to all of the securities owned by HCV Strategic Fund, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities.

(6)
Includes (i) 16,000 shares of common stock subject to stock options that were exercisable as of December 6, 2017, or that will become exercisable within 60 days after that date, and (ii) 2,618,406 shares of common stock held by HealthCare Ventures VIII, L.P. James H. Cavanaugh, is a Managing Director of HealthCare Ventures VIII, LLC ("HCPVIII LLC"), which is the General Partner of HealthCare Partners VIII, L.P. ("HCPVIII"), which is the General Partner of HealthCare Ventures VIII, L.P. James Cavanaugh beneficially owns and share voting and dispositive power with respect to all of the securities owned by HealthCare Ventures VIII, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities.

(7)
Includes 16,000 shares of common stock subject to stock options that were exercisable as of December 6, 2017, or that will become exercisable within 60 days after that date.

(8)
Includes 5,000 shares of common stock subject to stock options that were exercisable as of December 6, 2017, or that will become exercisable within 60 days after that date.

(9)
Includes (i) Includes 16,000 shares of common stock subject to stock options that were exercisable as of December 6, 2017, or that will become exercisable within 60 days after that date, and (ii) 2,618,406 shares of common stock held by HealthCare Ventures VIII, L.P. John Littlechild is a Managing Director of HealthCare Ventures VIII, LLC ("HCPVIII LLC"), which is the General Partner of HealthCare Partners VIII, L.P. ("HCPVIII"), which is the General Partner of HealthCare Ventures VIII, L.P. John Littlechild beneficially owns and share voting and dispositive power with respect to all of the securities owned by HealthCare Ventures VIII, L.P. and disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest in these securities.

(10)
Includes 16,000 shares of common stock subject to stock options that were exercisable as of December 6, 2017, or that will become exercisable within 60 days after that date.

(11)
Includes 188,241 shares of common stock subject to stock options that were exercisable as of December 6, 2017, or that will become exercisable within 60 days after that date.

(12)
For purposes of clarification, (i) each of the 2,618,406 shares of common stock owned by HealthCare Ventures VIII, L.P. (and indirectly owned by each of Christopher K. Mirabelli, Ph.D., Augustine Lawlor, James H. Cavanaugh, Ph.D., and John W. Littlechild) have only been counted one time in calculating the number of shares of Common Stock beneficially owned by all executive officers and directors, (ii) each of the 4,631,145 shares of common stock (including 1,057,769 shares of common stock that may be acquired upon the exercise of warrants) held by HealthCare Ventures IX, L.P. (and indirectly owned by each of Christopher K. Mirabelli, Ph.D., Douglas E. Onsi and Augustine Lawlor) have only been counted one time in calculating the number of shares of common stock beneficially owned by all executive officers and directors, and (iii) each of the 343,889 shares of common stock owned by HealthCare Ventures Strategic Fund, L.P. (and indirectly owned by each of Christopher K. Mirabelli, Ph.D., Douglas E. Onsi and Augustine Lawlor) have only been counted one time in calculating the number of shares of Common Stock beneficially owned by all executive officers and directors.

(13)
Includes 587,544 shares of common stock subject to stock options held by our directors and named executive officers that were exercisable as of December 6, 2017, or that will become exercisable within 60 days after that date.

GENERAL MATTERS

Stockholders Sharing an Address / Household

        Only one copy of this Proxy Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.

        We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of this Proxy Statement was delivered. To receive a separate copy of this Proxy Statement, or to receive separate copies in the future, or if two stockholders sharing an address have received two copies of any of these documents and desire to only receive one, you may write the Secretary of Leap Therapeutics, Inc. at our principal executive offices at 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141 or call the Secretary of the Company at (617) 714-0360.

Stockholder Proposals and Nominations

        Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.    Under Rule 14a-8(e) of the Exchange Act, to submit a proposal for inclusion in our Proxy Statement for the 2018 Annual Meeting of Stockholders, stockholder proposals must be received in a reasonable time before the company begins to print and send its proxy materials for such Annual Meeting by our Secretary at our principal executive offices at 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141. The Company expects that it will begin to print and mail its proxy statement for the 2018 Annual Meeting of Stockholders on or about April 30, 2018. We expect to provide notice of the date of such meeting in a Current Report on Form 8-K on or about January 30, 2018.

        Requirements for Stockholder to bring Business and Nominations Before the 2018 Annual Meeting.    Our Amended and Restated By-Laws provide that, for stockholder nominations to the Board or other business to be considered at the 2018 Annual Meeting of Stockholders, the stockholder must have given timely notice thereof in writing to the Secretary at Leap Therapeutics, Inc., 47 Thorndike Street, Suite B1-1, Cambridge, Massachusetts 02141. To be timely for the 2018 Annual Meeting of Stockholders, the stockholder's notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the previous year's annual meeting of stockholders, or, if later, the 10th day following the day on which we first provide notice or public disclosure of the date of the 2018 Annual Meeting of Stockholders. We expect to provide notice of the date of such meeting in a Current Report on Form 8-K on or about January 30, 2018. Such notice must provide the information required by Section 2.4 and 2.5 of our amended and restated bylaws with respect to each nomination or matter the stockholder proposes to bring before the 2018 Annual Meeting of Stockholders.

Incorporation by Reference

        The SEC allows us to "incorporate by reference" information that we file with it into this proxy statement, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this proxy statement. The information incorporated by reference is considered to be a part of this proxy statement, and information that we file later with the SEC will automatically update and supersede information contained in documents filed earlier with the SEC or contained in this proxy statement' and any accompanying prospectus supplement.

        We incorporate by reference the documents listed below that we have previously filed with the SEC:

  •
  our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on March 31, 2017;

  •
  our Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2017, filed with the SEC on May 12, 2017, for the fiscal quarter ended June 30, 2017, filed with the SEC on August 11, 2017, and for the fiscal quarter ended September 30, 2017, filed with the SEC on November 13, 2017;

  •
  our Current Report on Form 8-K filed with the SEC on January 26, 2017, including the exhibits attached thereto and filed therewith;

  •
  our Current Report on Form 8-K filed with the SEC on June 21, 2017;

  •
  our Current Report on Form 8-K filed with the SEC on November 17, 2017, including the exhibits attached thereto and filed therewith.

        You should refer to the documents incorporated by reference above, to provide you with additional information related to this proxy statement.

        The Company will provide to each stockholder a free copy of any or all of the information that has been incorporated by reference into but not delivered with this proxy statement, free of charge, to any stockholder upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request. Stockholders may request a copy of such information by contacting us in the manner set forth under the heading "Where You Can Find More Information," below.

Where You Can Find More Information

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials we file with the SEC at its Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 and at its regional offices, a list of which is available on the Internet at http://www.sec.gov/contact/addresses.htm. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the SEC. Additionally, you may access our filings with the SEC through our website at http://www.leaptx.com. The information on our website is not part of this proxy statement'.

        We will provide you without charge, upon your oral or written request, with a copy of any or all reports, proxy statements and other documents we file with the SEC, as well as any or all of the documents incorporated by reference in this proxy statement or the registration statement (other than exhibits to such documents unless such exhibits are specifically incorporated by reference into such documents). Requests for such copies should be directed to:

Investor Relations
Leap Therapeutics, Inc.
47 Thorndike Street, Suite B1-1
Cambridge, Massachusetts 02141
Telephone number: (617) 714-0360

        If you would like to request documents from the Company, please do so at least 10 business days before the date of the Special Meeting in order to receive timely delivery of those documents prior to the special meeting.

        You should rely only on the information contained in this proxy statement and the annexes attached hereto to vote your shares at the special meeting. We have not authorized anyone to provide you with information that is different from that contained in this proxy statement or such annexes.

        This proxy statement is dated                    , 2017. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Other Matters

        As of the date hereof, the Company does not know of any other matters that may be presented for action at the Special Meeting other than the Anti-Dilution Approval Proposal.

By Order of the Board of Directors,
Christopher K. Mirabelli Chief Executive Officer, President and Chairman , 2017

ANNEX A

Form of Warrant

EXECUTION VERSION

        THIS WARRANT AND THE UNDERLYING SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.

LEAP THERAPEUTICS, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No.: 2017-[ ]	Number of Warrants: [ ]
Date of Issuance: November [ ], 2017 ("Issuance Date")
Expiration Date: November [ ], 2024 ("Expiration Date")

        Leap Therapeutics, Inc., a Delaware corporation (the "Company"), certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [                ] , the registered holder hereof or its permitted assigns (the "Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the "Warrant"), at any time or times on or after the date hereof (the "Exercisability Date"), but not after 11:59 p.m., New York Time, on the Expiration Date, [      ] fully paid and nonassessable shares of Common Stock (as defined below), subject to adjustment as provided herein (the "Warrant Shares"). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 18.

        1.    EXERCISE OF WARRANT.

          (a)    Mechanics of Exercise.    Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 9), this Warrant may be exercised by the Holder on any day on or after the Exercisability Date, in whole or in part (but not as to fractional shares), by (i) delivery of a written notice (including via email or fax), in the form attached hereto as Exhibit A (the "Exercise Notice"), of the Holder's election to exercise this Warrant to the Company and, so long as the Requisite Holders have approved the form, terms and conditions of a warrant agency agreement, the Warrant Agent, and (ii) if the Holder is not electing a Cashless Exercise (as defined below) pursuant to Section 1(c) of this Warrant, payment to the Company or the Warrant Agent of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "Aggregate Exercise Price") in cash or wire transfer of immediately available funds (a "Cash Exercise"). The Holder shall not be required to surrender this Warrant in order to effect an exercise hereunder, provided that in the event of an exercise of this Warrant for all Warrant Shares then issuable hereunder, the Holder shall surrender this Warrant to the Warrant Agent by the third (3rd) Trading Day following the Share Delivery Date (as defined below). On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by email or facsimile an acknowledgement of confirmation of receipt of the Exercise Notice to the Holder and the Warrant Agent. No ink original or medallion guarantee shall be required on any Exercise Notice. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Company's transfer agent to the Holder by crediting the account of the Holder's or its designee's balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system ("DWAC") if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrant), and otherwise by physical delivery of a certificate or copy of book-entry form representing such shares, registered in the Company's share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise, by the date that is the earlier of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the "Share Delivery Date"), provided that, except in the case of a cashless exercise of the Warrant, the Company or the Warrant Agent shall have received the aggregate Exercise Price payable by the Holder for the Warrant Shares purchased hereunder on or prior to the applicable Share Delivery Date. If the Company fails for any reason (other than failure to receive any applicable aggregate Exercise Price) to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the Weighted Average of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise as provided in the next sentence, provided that Holder shall not be entitled to any liquidated damages pursuant to this sentence if Holder is entitled to a cash payment in accordance with the provisions set forth in the next paragraph in connection with a Buy-In. Any payments made pursuant to this Section 1(a) shall not constitute the Holder's exclusive remedy for such events; provided, however, that any payments made by the Company pursuant to this Section 1(a) shall reduce the amount of any damages that the Holder may be entitled to as a remedy for such events. If the Company fails to cause its transfer agent to transmit to the Holder the Warrant Shares pursuant to this Section 1(a) by the Share Delivery Date, then the Holder will have the right to rescind such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. Upon delivery of the Exercise Notice, so long as the Aggregate Exercise Price, in the case of a Cash Exercise, is delivered to the Warrant Agent on or before the first (1st) Trading Day following delivery of the Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are issued and deposited into the Holder's account with the Transfer Agent. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Warrant Agent shall as soon as practicable and in no event later than two (2) Trading Days after any exercise and at the Company's own expense, issue a new Warrant (in accordance with Section 8(e)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable based on the income of the Holder or in respect of any transfer involved in the registration of any certificates or book-entry notation for Warrant Shares or

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  Warrants in a name other than that of the Holder or an affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of transferring this Warrant.

          In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to issue and deposit into the Holder's account with the Transfer Agent such number of Warrant Shares to which the Holder is entitled upon the Holder's exercise pursuant to an exercise on or before the Share Delivery Date, and if after such Share Delivery Date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased in such Buy-In (the "Buy-In Price") exceeds (y) the amount obtained by multiplying (1) the number of shares of Common Stock purchased in such Buy-In by (2) the price at which the sell order giving rise to such Buy-In was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder (in which case, if Holder has not previously delivered to the Company the aggregate Exercise Price for such shares of Common Stock, Holder shall be required to deliver such aggregate Exercise Price to the Company prior the delivery of such shares of Common Stock).

          (b)    Exercise Price.    For purposes of this Warrant, "Exercise Price" means $6.085 per share of Common Stock, subject to adjustment as provided herein.

          (c)    Cashless Exercise.    Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Warrant Agent upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "Cashless Exercise"):

Net Number	=	(A × B)–(A × C) B

      For purposes of the foregoing formula:

A	=	the total number of shares with respect to which this Warrant is then being exercised.
B	=	the Weighted Average Price of the shares of Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the Exercise Notice.
C	=	the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

        The Company hereby covenants and agrees that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder pursuant to Rule 3(a)(9) of the Securities Act.

          (d)    No Fractional Shares or Scrip.    No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash

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  adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

        2.    ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.    The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

          (a)    Adjustment upon Subdivision or Combination of Shares of Common Stock.    If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (b)    Other Events.    If any event occurs of the type contemplated by the provisions of Section 2(a) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features to the holders of the Company's equity securities), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder; provided, that no such adjustment pursuant to this Section 2(b) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.

          (c)    Subsequent Equity Sales.    If, at any time after the Company has obtained the Stockholder Approval, the Company shall sell or otherwise issue any Common Stock or any convertible securities, or shall grant any option to purchase or otherwise issue any Common Stock or any convertible securities, or shall amend the terms of any outstanding security of the Company, in each case so as to entitle any person to acquire shares of Common Stock at an effective price per share less than the then Exercise Price (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance") (if the holder of the Common Stock or convertible securities so issued shall, at any time after the Company has obtained the Stockholder Approval, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance) and if this Warrant is outstanding at such time, then the Exercise Price shall be reduced and only reduced to equal the Base Share Price. For the avoidance of doubt, for purposes of this Section 2(c), if there is a Dilutive Issuance at any time after the Company has obtained the Stockholder Approval, if this Warrant is outstanding at such time and if such Dilutive Issuance consists of a package or unit of two (2) or more securities that entitle the holder of such securities to purchase shares of Common Stock at two or more different effective prices per share, then for each Dilutive Issuance the Exercise Price shall be reduced pursuant to this Section 2(c) to the lowest of such two or more different effective prices per share and such lowest effective price per share shall become the Base Share Price for purposes of this Section 2(c). Notwithstanding anything express or implied in the foregoing provisions of this Section 2(c) to the contrary, (i) no adjustments shall be made, paid or issued under this Section 2(c), and this Section 2(c) shall not become effective or be of any force or effect whatsoever, unless and until the Company has obtained the Stockholder Approval, and (ii) no adjustments shall be made, paid or issued under this Section 2(c) at any time (including,

4

  without limitation, at any time after the Company has obtained Stockholder Approval) in respect of an Exempt Issuance and the provisions of this Section 2(c) that are applicable to a Dilutive Issuance after the Company has obtained Stockholder Approval shall not be applicable to an Exempt Issuance.

          (d)    Par Value.    Notwithstanding anything to the contrary in this Warrant, in no event shall the Exercise Price be reduced below the par value of the Company's Common Stock.

        3.    RIGHTS UPON DISTRIBUTION OF ASSETS.    If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case:

          (a)   any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Weighted Average Price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Weighted Average Price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

          (b)   the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided, that in the event that the Distribution is of shares of Common Stock or common stock of a company whose common shares are traded on a national securities exchange or a national automated quotation system ("Other Shares of Common Stock"), then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable for the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

        4.    PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

          (a)    Purchase Rights.    In addition to any adjustments pursuant to Section 2 above, if at any time prior to the Expiration Date the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all of the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that the Holder's right to

5

  participate in any such Purchase Rights would result in the Holder exceeding the Beneficial Ownership Limitation (as defined below), if any, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation, if any, at which time the Holder shall be granted such right to the same extent as if there had been no such limitation). The "Beneficial Ownership Limitation", if any, shall be equal to 4.99% or 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant and shall be indicated on Schedule I attached hereto. If the Holder does not have a Beneficial Ownership Limitation, then Schedule I attached hereto shall so indicate. The Beneficial Ownership Limitation, if any, may be decreased or increased in accordance with the provisions of Section 9 hereof, but in no event shall such Beneficial Ownership Limitation, if any, be increased above 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.

          (b)    Fundamental Transactions.    Upon the occurrence of any Fundamental Transaction in which the Company is neither the Successor Entity nor the Parent Entity of the Successor Entity, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of such Fundamental Transaction, in lieu of, or in addition to, the shares of the Common Stock (or other securities, cash, assets or other property purchasable upon the exercise of the Warrant prior to such Fundamental Transaction), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights), if any, that the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been exercised immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a "Corporate Event"), the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon exercise of this Warrant within 30 days after the consummation of the Fundamental Transaction but, in any event, prior to the Expiration Date, in lieu of, or in addition to, the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to such Fundamental Transaction.

        5.    RESERVATION OF WARRANT SHARES.    The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, at least a number of shares of Common Stock equal to 150% of the number of shares of Common Stock which are then issuable and deliverable upon the exercise of this

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entire Warrant, free from preemptive or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions in Section 2). The Company covenants that all shares of Common Stock so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such actions as may be reasonably necessary, including but not limited to seeking stockholder approval, to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

        6.    INSUFFICIENT AUTHORIZED SHARES.    If at any time while this Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant at least a number of shares of Common Stock equal to 150% (the "Required Reserve Amount") of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all of this Warrant then outstanding (an "Authorized Share Failure"), then the Company shall immediately take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this Warrant then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than one hundred and twenty (120) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause the Company's Board of Directors to recommend to the stockholders that they approve such proposal.

        7.    WARRANT HOLDER NOT DEEMED A STOCKHOLDER.    Except as otherwise specifically provided herein, the Holder, solely in such Person's capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person's capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

        8.    REGISTRATION AND REISSUANCE OF WARRANTS.

          (a)    Registration of Warrant.    The Company or its Transfer Agent shall register this Warrant, upon the records to be maintained by the Company or its Transfer Agent for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. The Company or its Transfer Agent shall also register any transfer, exchange, reissuance or cancellation of any portion of this Warrant in the Warrant Register. This Warrant shall automatically be cancelled at 11:59:01 p.m., New York time, on the Expiration Date and upon such cancellation, the Company or its Transfer Agent shall register the cancellation of this Warrant in the Warrant Register.

7

          (b)    Transfer of Warrant.    This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by applicable securities laws. Subject to applicable securities laws, if this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company or its Transfer Agent, as directed by the Company, together with all applicable transfer taxes and all additional documentation (including, without limitation, an opinion of counsel reasonably satisfactory to the Company) reasonably requested by the Company to confirm that any such transfer of this Warrant complies with applicable securities laws, whereupon the Company will, or will cause its Transfer Agent to, forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 8(e)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 8(e)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred. The acceptance and execution of the new Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the new Warrant that the Holder has in respect of this Warrant.

          (c)    Lost, Stolen or Mutilated Warrant.    Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form by the Holder to the Company (but without the requirement to post a bond) and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company or its Transfer Agent, as directed by the Company, shall execute and deliver to the Holder a new Warrant (in accordance with Section 8(e)) representing the right to purchase the Warrant Shares then underlying this Warrant.

          (d)    Exchangeable for Multiple Warrants.    This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company or its Transfer Agent, as directed by the Company, together with all applicable transfer taxes, for a new Warrant or Warrants (in accordance with Section 8(e)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that the Company or its Transfer Agent, as directed by the Company, shall not be required to issue Warrants for fractional shares of Common Stock hereunder.

          (e)    Issuance of New Warrants.    Whenever the Company or its Transfer Agent, as directed by the Company, is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall (i) be of like tenor with this Warrant, (ii) represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 8(b) or Section 8(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date and (iv) have the same terms and conditions as this Warrant.

        9.    LIMITATION ON EXERCISES.    The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 1 or otherwise, to the extent that, after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder's Affiliates and Attribution Parties), would beneficially own in excess of the Beneficial Ownership Limitation, if any. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder

8

and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties to the extent subject to the Beneficial Ownership Limitation, if any, and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes, convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 9, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 9 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 9, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company or the Transfer Agent shall within two (2) Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation, if any, and may impose a Beneficial Ownership Limitation if the Holder previously did not have any Beneficial Ownership Limitation, provided that any increase in the Beneficial Ownership Limitation (or any imposition of any Beneficial Ownership Limitation if the Holder previously did not have any Beneficial Ownership Limitation) shall not be effective until the 61st day after such notice is delivered to the Company; and provided further that any Beneficial Ownership Limitation that is imposed or increased shall not exceed 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 9 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

        10.    NOTICES.    Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in writing, (a) if delivered from within the domestic United

9

States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile and (c) will be deemed given (i) if delivered by first-class registered or certified domestic mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two (2) business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt, or email, upon receipt, and will be delivered and addressed as follows:

          (a)   If to the Company, to

      Leap Therapeutics, Inc.
      47 Thorndike St, Suite B1-1
      Cambridge, MA 02141
      Facsimile number: 617-588-1606
      Email address: PIPEnotices@leaptx.com
      Attn: Chief Financial Officer

          (b)   If to the Holder, at such address set forth in the warrant register maintained by the Warrant Agent.

          The Company shall give written notice to the Holder (i) reasonably promptly following any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation; provided, that in each case, such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Warrant, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its subsidiaries, the Company shall contemporaneously with any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise in accordance with applicable laws. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its subsidiaries.

        11.    NONCIRCUMVENTION.    The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws, each as currently in effect, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall use all reasonable efforts to take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) shall, so long as the Warrant is outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrant, the number of

10

shares of Common Stock as shall from time to time be necessary to effect the exercise of the Warrant then outstanding (without regard to any limitations on exercise).

        12.    AMENDMENT AND WAIVER.    Except as otherwise provided herein, the provisions of this Warrant may not be modified, amended or waived except pursuant to an instrument in writing signed by the Company and either (1) the Holder or (2) the Requisite Holders, provided that, in the case of this clause (2), any such modification, amendment or waiver must apply to all outstanding warrants issued pursuant to the Purchase Agreements in the same fashion and must not consist of or involve a reduction of the number of Warrant Shares, an increase of the Exercise Price or a reduction or shortening of the term of this Warrant. The Company may not take any action herein prohibited, or omit to perform any act herein required to be performed by it without the written consent of the Holder and the Holder may not take any action herein prohibited, or omit to perform any act herein required to be performed by it without the written consent of the Company. The Company and the Holder each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this Warrant or any transaction contemplated hereby.

        13.    LIMITATION OF LIABILITY.    No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

        14.    GOVERNING LAW.    This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

        15.    CONSTRUCTION; HEADINGS.    This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

        16.    DISPUTE RESOLUTION.    In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via email or facsimile within two (2) Trading Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within five (5) Trading Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Trading Days submit via email or facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company's independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) Trading Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The expenses of the investment bank and accountant will be borne by the Company unless the investment bank or accountant determines that the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares by the Holder was incorrect, in which case the expenses of the investment bank and accountant will be borne by the Holder.

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        17.    REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.    The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief). The Company acknowledges that a breach by it of its obligations hereunder may cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to seek an injunction restraining any breach.

        18.    CERTAIN DEFINITIONS.    For purposes of this Warrant, the following terms shall have the following meanings:

  (a)
  "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

  (b)
  "Bloomberg" means Bloomberg Financial Markets.

  (c)
  "Common Stock" means (i) the Company's shares of Common Stock, $0.001 par value per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

  (d)
  "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

  (e)
  "Eligible Market" means the Principal Market, The New York Stock Exchange, Inc., the NYSE American LLC, The Nasdaq Stock Market, or the OTC Bulletin Board.

  (f)
  "Exempt Issuance" means the issuance of (1) shares of Common Stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose by the Company's Board of Directors or a majority of the members of a committee established for such purpose; (2) shares of Common Stock upon exercise, exchange or conversion of securities that are issued and outstanding on the Issuance Date and that are exercisable, exchangeable for or convertible into shares of Common Stock, provided that such securities have not been amended since the Issuance Date to increase the number of such shares of Common Stock or to decrease the exercise, exchange or conversion price of such securities; (3) securities in accordance with existing obligations of the Company to Company employees, consultants, officers, directors or agents; (4) securities to any current or former employees, consultants, officers, directors or agents of the Company in satisfaction of or in settlement of any disputes or controversies concerning the terms of such person's employment, consulting or other service relationship with the Company or the terms of such person's separation from the Company; (5) securities pursuant to a merger, consolidation, acquisition, business combination, licensing, joint venture, strategic alliance, corporate partnering or similar transaction the primary purpose of which is not to raise equity capital; (6) securities in connection with any stock split, stock dividend, recapitalization or similar transaction by the Company; (7) securities as consideration, whether in whole or in part, to any person or entity for providing services or supplying goods to the Company; (8) securities to any entity which is or will be, itself or through its subsidiaries or affiliates, an operating company in a business related to or complementary with the business of the Company and in which the Company receives material benefits in addition to the investment of funds; (9) securities pursuant to any equipment leasing arrangement; (10) securities to any

12

    commercial bank, finance company or similar institution in connection with any loan, credit facility or lending arrangement entered into by the Company with any such bank finance company or similar institution; (11) securities to pay all or a portion of any investment banking, finders or similar fee or commission, which entitles the holders thereof to acquire shares of Common Stock at a price not less than the market price of the Common Stock on the date of such issuance and which is not subject to any adjustments other than on account of stock splits and reverse stock splits; and (12) securities as may be mutually agreed in writing prior to their issuance by the Company and either (I) the Requisite Holders or (II) the Holder.

  (g)
  "Fundamental Transaction" means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its "significant subsidiaries" (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its shares of Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its shares of Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock not held by all such Subject Entities as of the date of this Warrant calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to

13

    effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their Common Stock without approval of the stockholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance by the Company of or the entering by the Company into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

  (h)
  "Group" means a "group" as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

  (i)
  "Options" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

  (j)
  "Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

  (k)
  "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

  (l)
  "Principal Market" means The NASDAQ Global Market.

  (m)
  "Purchase Agreements" means those certain Purchase Agreements, each dated on or about November [            ], 2017, by and between the Company and the purchaser party thereto, pursuant to which the Company sold and issued to the purchasers parties thereto shares of Common Stock and warrants to purchase shares of Common Stock.

  (n)
  "Requisite Holders" means those holders of warrants issued pursuant to the Purchase Agreements that represent at least 70% of the shares of Common Stock issuable upon exercise of all outstanding warrants issued pursuant to the Purchase Agreements.

  (o)
  "Standard Settlement Period" means the standard settlement period, expressed in a number of Trading Days, on the Company's primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

  (p)
  "Stockholder Approval" means the approval required by the applicable rules and regulations of the NASDAQ Global Market (or any successor entity) from the stockholders of the Company of the provisions of Section 2(c) of this Warrant and of Section 2(c) of all of the other warrants sold and issued by the Company pursuant to the Purchase Agreement in order for such provisions to become effective by their terms and to be in compliance with such applicable rules and regulations of the NASDAQ Global Market (or any successor entity).

  (q)
  "Successor Entity" means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

  (r)
  "Subject Entity" means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

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  (s)
  "Trading Day" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

  (t)
  "Transfer Agent" means Continental Stock Transfer & Trust Company, or any other successor Person appointed to act in the capacity of transfer agent of the Company.

  (u)
  "Warrant Agent" means Continental Stock Transfer & Trust Company, or any other successor Person appointed to act in the capacity of warrant agent of the Company upon approval by the Requisite Holders of the form, terms and conditions of a warrant agency agreement.

  (v)
  "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its "Volume at Price" function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the OTC Pink Market maintained by OTC Markets Group Inc. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 16 with the term "Weighted Average Price" being substituted for the term "Exercise Price." All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

[Signature Page Follows]

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        IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

LEAP THERAPEUTICS, INC.
By:
Name:
Title:

Accepted as of the date first written above:

[PURCHASER]
By:
Name:
Title:

16

Schedule I

Holder	Beneficial Ownership Limitation Percentage (4.99%, 9.99% or No Beneficial Ownership Limitation)

17

Schedule II

Holders

Investor	Shares	Warrants
Valence Helix Investments, LLC	258,833.00	258,833.00
Kingsbrook Opportunities Master Fund LP	41,085.00	41,085.00
Lincoln Park Capital Fund, LLC	50,000.00	50,000.00
Tiburon Opportunity Fund LP	82,169.00	82,169.00
DAFNA Lifesciences LP	145,440.00	145,440.00
DAFNA Lifesciences Select LP	101,068.00	101,068.00
Empery Asset Master, LTD	30,554.00	30,554.00
Empery Tax Efficient., LP	14,588.00	14,588.00
Empery Tax Efficient II, LP	37,027.00	37,027.00
Sabby Volatility Warrant Master Fund, Ltd.	200,000.00	200,000.00
CVI Investments, Inc.	85,000.00	85,000.00
Julio E. Vega	32,868.00	32,868.00
Eli Lilly and Company	821,693.00	821,693.00
Healthcare Ventures IX, L.P.	1,057,769.00	1,057,769.00

Total	2,958,094	2,958,094

18

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK

LEAP THERAPEUTICS, INC.

        The undersigned holder hereby exercises the right to purchase            of the shares of Common Stock ("Warrant Shares") of Leap Therapeutics, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant to Purchase Common Stock (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

        1.    Exercise Price.    The Holder intends that payment of the Exercise Price shall be made as (check one):

  ☐
  Cash Exercise under Section 1(a).

  ☐
  Cashless Exercise under Section 1(c).

        2.    Cash Exercise.    If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $            to the Company in accordance with the terms of the Warrant.

        3.    Delivery of Warrant Shares.    The Company shall deliver to the holder            Warrant Shares in accordance with the terms of the Warrant. If the shares are to be delivered electronically, please complete the Depositary information below.

        4.    Representations and Warranties.    By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended) permitted to be owned under Section 9 of this Warrant to which this notice relates.

DATED:
(Signature must conform in all respects to name of the Holder as specified on the face of the Warrant)
Registered Holder
Address:

If shares are to be delivered electronically:
Broker name:
Broker Depositary account #:
Account at Broker shares are to be delivered to:

19

ACKNOWLEDGMENT

        The Company hereby acknowledges this Exercise Notice.

LEAP THERAPEUTICS, INC.
By:
Name:
Title:

20

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone - QUICK  EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on January 11, 2018. LEAP THERAPEUTICS, INC. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  PROXY The Proxy when properly executed will be voted in the manner directed herein. If you sign and return this Proxy without direction, this Proxy will be voted “FOR” Proposal 1. Please mark your votes like this The Board of Directors recommends a vote “FOR” proposal 1 1.To approve the full ratchet anti-dilution protection provisions included in the warrants issued in connection with the Company’s entry into purchase agreements on November 14, 2017 with certain existing and new institutional accredited Purchasers pursuant to which the Company, agreed to issue and sell to the purchasers an aggregate of 2,958,094 shares of unregistered common stock of the Company, par value $0.001 per, at a price per share of $6.085, each share issued with a warrant to purchase one share of common stock of the Company at an exercise price of $6.085 with an exercise period expiring seven years after closing. FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date , 2017/18 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. X PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders The Proxy Statement is available at: http://www.cstproxy.com/leaptx/sm2018  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS LEAP THERAPEUTICS, INC. The undersigned appoints Christopher K. Mirabelli and Douglas E. Onsi, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Leap Therapeutics, Inc. held of record by the undersigned at the close of business on December 8, 2017 at the Annual Special Meeting of Stockholders of Leap Therapeutics, Inc. to be held on January 12, 2018, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)